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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 27, 2006
                Date of Report (Date of earliest event reported)

                              SUN COMMUNITIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    MARYLAND
                 (State or Other Jurisdiction of Incorporation)

                 1-12616                               38-2730780
        (Commission File Number)            (IRS Employer Identification No.)

                               27777 FRANKLIN ROAD
                                    SUITE 200
                              SOUTHFIELD, MI 48034
               (Address of Principal Executive Office) (Zip Code)

                                  248-208-2500
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   DESCRIPTION.

On February 27, 2006, Sun Communities, Inc. (the "Company") issued a press release, filed as Exhibit 99.1, announcing that the U.S. Securities and Exchange Commission (the "Commission") has accepted the Company's offer to resolve the Commission's inquiry regarding the Company's financial statements for 2000, 2001 and 2002, and entered the agreed-upon administrative order. The Commission's Order is filed as Exhibit 99.2.

ITEM 9.01   PRESS RELEASE

(d)         Exhibits.

EXHIBIT #   DESCRIPTION
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99.1        Press Release issued by Sun Communities, Inc. on February 27, 2006

99.2 Order issued by the U.S. Securities and Exchange Commission on February 27, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Company Name Sun Communities, Inc.


Date: February 27, 2006               By:    /s/ Jeffrey P. Jorissen
                                             -----------------------------------
                                             Jeffrey P. Jorissen,
                                             Executive Vice President,
                                             Treasurer, Chief Financial Officer,
                                             and Secretary